UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 17, 2020

Date of Report (date of earliest event reported)

COPART, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-23255	94-2867490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 300

Dallas, Texas 75254

(Address of principal executive offices, including zip code)

(972) 391-5000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CPRT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Draw Down on Credit Facility

As previously disclosed, Copart, Inc. (“Copart”) entered into a Credit Agreement (as amended, the “Credit Agreement”) with respect to a secured revolving loan facility (the “Credit Facility”) in an aggregate principal amount of up to $850 million, the material terms of which are described in the section “Liquidity and Capital Resources” in Part II, Item 7 of Copart’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on September 30, 2019 (the “Form 10-K”) and Copart’s Current Reports on Form 8-K filed with the SEC on December 4, 2014, March 17, 2016, and July 27, 2016, which are incorporated herein by reference. The Credit Agreement and the related amendments are filed exhibits to the Form 10-K.

Beginning on March 17, 2020, Copart began drawing down on substantially all of the remaining available funds under the Credit Facility, resulting in a total of $825 million in outstanding borrowings under the Credit Facility, in addition to $24 million of outstanding letters of credit as of March 19, 2020. Together with cash on hand prior to the draw down, as of March 19, 2020, Copart held cash balances in excess of $1.0 billion.

Copart elected to draw down its remaining available funds under the Credit Facility to ensure it maintains ample financial flexibility in light of current uncertainty in the global markets due to the global pandemic. Copart notes that it had sufficient liquidity prior to taking this action, and that these borrowings may in the future be used for investments in land, technology, acquisitions, working capital, share repurchases, or general corporate purposes as permitted by the Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2020	COPART, INC.

	By:	/s/ Gregory R. DePasquale
Gregory R. DePasquale
Senior Vice President,
General Counsel & Secretary